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                           NEW YORK TELEPHONE COMPANY

                                       to

                            THE CHASE MANHATTAN BANK
                                     Trustee

                                -----------------

                                    Indenture

                          Dated as of February 1, 1998


                                -----------------



                            Providing for Issuance of

                              Securities in Series








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


                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions...................................................  1
SECTION 1.02.  Other Definitions.............................................  4
SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.............  4
SECTION 1.04.  Rules of Construction.........................................  5

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01.  Issuable in Series............................................  5
SECTION 2.02.  Establishment of Terms and Form of Securities.................  6
SECTION 2.03.  Execution, Authentication and Delivery........................  8
SECTION 2.04.  Registrar and Paying Agent.................................... 10
SECTION 2.05.  Payment on Securities......................................... 11
SECTION 2.06.  Paying Agent to Hold Money in Trust........................... 12
SECTION 2.07.  Securityholder Lists; Ownership of Securities................. 12
SECTION 2.08.  Temporary Securities and Exchange of Securities............... 13
SECTION 2.09.  Replacement Securities........................................ 16
SECTION 2.10.  Outstanding Securities........................................ 17
SECTION 2.11.  Treasury Securities........................................... 17
SECTION 2.12.  Registration, Registration of Transfer and Exchange........... 17
SECTION 2.13.  Cancellation.................................................. 20
SECTION 2.14.  Calculation of Interest; Defaulted Interest................... 21

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.01.  Notice to Trustee............................................. 21
SECTION 3.02.  Selection of Securities to be Redeemed........................ 21
SECTION 3.03.  Notice of Redemption.......................................... 22
SECTION 3.04.  Effect of Notice of Redemption................................ 23
SECTION 3.05.  Deposit of Redemption Price................................... 23
SECTION 3.06.  Securities Redeemed in Part................................... 23

                                                                            Page


                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01.  Payment of Securities......................................... 23
SECTION 4.02.  No Additional Bonds Under Refunding Mortgage.................. 24
SECTION 4.03.  Earnings Coverage for Interest Charges........................ 24
SECTION 4.04.  Lien on Assets................................................ 24
SECTION 4.05.  Reports by the Company........................................ 25

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

SECTION 5.01.  When Company May Merge, etc................................... 26

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default............................................. 26
SECTION 6.02.  Acceleration.................................................. 27
SECTION 6.03.  Other Remedies Available to Trustee........................... 27
SECTION 6.04.  Waiver of Existing Defaults................................... 28
SECTION 6.05.  Control by Majority........................................... 28
SECTION 6.06.  Limitation on Suits by Securityholders........................ 28
SECTION 6.07.  Rights of Holders to Receive Payment.......................... 29
SECTION 6.08.  Collection Suits by Trustee................................... 29
SECTION 6.09.  Trustee May File Proofs of Claim.............................. 29
SECTION 6.10.  Priorities.................................................... 29
SECTION 6.11.  Undertaking for Costs......................................... 29

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01.  Duties of Trustee............................................. 30
SECTION 7.02.  Rights of Trustee............................................. 31
SECTION 7.03.  Individual Rights of Trustee.................................. 31
SECTION 7.04.  Trustee's Disclaimer.......................................... 31
SECTION 7.05.  Notice of Defaults............................................ 31
SECTION 7.06.  Reports by Trustee to Holders................................. 32
SECTION 7.07.  Compensation and Indemnity.................................... 32
SECTION 7.08.  Replacement of Trustee........................................ 33
SECTION 7.09.  Successor Trustee, Agents by Merger, etc.  ................... 34
SECTION 7.10.  Eligibility; Disqualification................................. 34
SECTION 7.11.  Preferential Collection of Claims Against Company............. 34
SECTION 7.12.  Rights of Trustee in Capacity of Registrar or Paying Agent.... 35

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                                                                            Page


                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

SECTION 8.01.  Termination of Company's Obligations.......................... 35
SECTION 8.02.  Application of Trust Money.................................... 36
SECTION 8.03.  Repayment to Company.......................................... 36
SECTION 8.04.  Indemnity for Government Obligations.......................... 36

                                    ARTICLE 9

                             AMENDMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.................................... 36
SECTION 9.02.  With Consent of Holders....................................... 37
SECTION 9.03.  Compliance with Trust Indenture Act........................... 38
SECTION 9.04.  Revocation and Effect of Consents............................. 38
SECTION 9.05.  Notation on or Exchange of Securities......................... 38
SECTION 9.06.  Trustee Protected............................................. 38

                                   ARTICLE 10

                                  MISCELLANEOUS

SECTION 10.01.  Trust Indenture Act Controls................................. 38
SECTION 10.02.  Notices...................................................... 38
SECTION 10.03.  Communication by Holders with Other Holders.................. 39
SECTION 10.04.  Certificate and Opinion as to Conditions Precedent........... 40
SECTION 10.05.  Statements Required in Certificate or Opinion................ 40
SECTION 10.06.  Rules by Trustee and Agents.................................. 40
SECTION 10.07.  Legal Holidays............................................... 40
SECTION 10.08.  Governing Law................................................ 41
SECTION 10.09.  No Adverse Interpretation of Other Agreements................ 41
SECTION 10.10.  No Recourse Against Others................................... 41
SECTION 10.11.  Execution in Counterparts.................................... 42

EXHIBIT A    Form of Certificate to be Given By Person Entitled to Receive
             Unregistered Security
EXHIBIT B    Form of Certificate to be Given By Euro-clear or CEDEL

Reconciliation and tie between Indenture dated as of February 1, 1998 and the Trust Indenture Act of 1939. This reconciliation section does not constitute part of the Indenture.

         Trust Indenture Act                                         Indenture
           of 1939 Section                                             Section

 310(a).....................................................................7.10
      (b).............................................................7.08; 7.10
      (c)...........................................................Inapplicable
 311(a).....................................................................7.11
      (b)...................................................................7.11
      (c)...........................................................Inapplicable
 312(a).....................................................................2.07
      (b)..................................................................10.03
      (c)..................................................................10.03
 313(a).....................................................................7.06
      (b)(1)........................................................Inapplicable
      (b)(2)................................................................7.06
      (c)...................................................................7.06
      (d)...................................................................7.06
 314(a)..............................................................4.05; 10.02
      (b)...........................................................Inapplicable
      (c)(1)...............................................................10.04
      (c)(2)...............................................................10.04
      (c)(3)........................................................Inapplicable
      (d)...........................................................Inapplicable
      (e)..................................................................10.05
      (f)...........................................................Inapplicable
 315(a)..................................................................7.01(b)
      (b)............................................................7.05; 10.02
      (c)................................................................7.01(a)
      (d)................................................................7.01(c)
      (e)...................................................................6.11
 316(a)(last sentence)......................................................2.10
      (a)(1)(A).............................................................6.05
      (a)(1)(B).............................................................6.04
      (a)(2)........................................................Inapplicable
      (b)...................................................................6.07
 317(a)(1)..................................................................6.08
      (a)(2)................................................................6.09
      (b)...................................................................2.06
 318(a)....................................................................10.01

            INDENTURE dated as of February 1, 1998, from NEW YORK TELEPHONE COMPANY, a New York corporation ("Company"), to THE CHASE MANHATTAN BANK, a New York banking corporation ("Trustee").


                             RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") as herein provided.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.01. Definitions.

            "Affiliate" means any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company.

            "Agent" means any Paying Agent or Registrar.

            "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each business day. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof.

            "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

            "CEDEL, S.A." means Centrale de Livraison de Valeurs Mobilieres,
S.A.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Company" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

            "Company Order" means an order signed by two Officers or by any Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

            "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

            "Depositary" means, with respect to the Securities of a Series issuable or issued in the form of a global Security, the person designated as Depositary by the Company pursuant to Section 2.02 until a successor Depositary shall have become such pursuant to this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any such Series shall mean the Depositary with respect to the Securities of that Series.

            "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euro-clear System.

            "Holder" or "Securityholder" means a bearer of an Unregistered Security or of a coupon appertaining thereto or a person in whose name a Registered Security is registered on the Registrar's books.

            "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities or Securities of a Series established as contemplated hereunder.

            "Officer" means the Chairman of the Board of Directors, any Vice-Chairman of the Board of Directors, the President, any Vice-President, the Treasurer, the Secretary or the Comptroller of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by any Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

            "Opinion of Counsel" means a written opinion of legal counsel. The counsel may be an employee of or counsel to the Company or the Trustee.

            "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.02.

            "Principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

            "Refunding Mortgage" means the Refunding Mortgage dated October 1, 1921 between the Company and Bankers Trust Company, as Trustee, as supplemented by 24 supplemental indentures confirming the lien thereof with respect to which the Company represents there are outstanding on the date hereof $985,000,000 in principal amount of Refunding Mortgage Bonds, Series M through R, inclusive, T and V.

            "Registered Security" means any Security issued hereunder and registered as to principal and interest by the Registrar.

            "Responsible Officer", when used with respect to the Trustee, shall mean any trust officer, any second or assistant vice-president or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

            "Restricted Period" has the meaning set forth in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7).

            "SEC" means the Securities and Exchange Commission.

            "Series" or "Series of Securities" means a series of Securities.

            "Securities" means the debentures, notes or other obligations of the Company issued, authenticated and delivered under this Indenture.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture.

            "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to that Series.

            "U.S. person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons as described in Section 7701(a)(30) of the Code have the authority to control all of the substantial decisions of such trust.

            "United States" means the United States of America (including the States and District of Columbia) and its possessions (including Puerto Rico and the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands).

            "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

            "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a Series of Securities or a Security of a Series or, if applicable, at the most recent determination of interest on such Series or such Security in accordance with accepted financial practice.


            SECTION 1.02. Other Definitions.

         Term                                                            Section

"Bankruptcy Law".........................................................  6.01
"Custodian"..............................................................  6.01
"Event of Default".......................................................  6.01
"Exchange Date"..........................................................  2.08
"Global Exchange Agent"..................................................  2.08
"Legal Holiday".......................................................... 10.07
"Paying Agent"...........................................................  2.04
"Registrar"..............................................................  2.04
"U.S. Government Obligations"............................................  8.01

            SECTION 1.03. Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Holder or a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them therein.

            SECTION 1.04. Rules of Construction.

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

            (3)   "or" is not exclusive; and

            (4) words in the singular include the plural, and words in the plural include the singular.


                                    ARTICLE 2
                                 THE SECURITIES

            SECTION 2.01. Issuable in Series.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more Series. There may be Registered Securities and Unregistered Securities within a Series. The Securities may be subject to such restrictions, and contain such legends, as may be required by United States laws and regulations.

            If any Security of a Series is issuable in global form, such Security may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made in such manner and by such person or persons as shall be specified therein. Any instructions to the Trustee by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 10.04 or 10.05, except as may otherwise be required by the TIA.

            Global Securities may be issued as either Registered Securities or Unregistered Securities and in either temporary or permanent form.

            All Securities of any one Series shall be substantially identical except the terms of such Securities may differ with respect to authorized denomination, date of issuance, interest rate and manner of calculation thereof, the date from which interest, if any, shall accrue, interest payment dates or manner of determining the same, record dates, maturity date or manner of determining the same, redemption provisions and other terms authorized to be established pursuant to Section 2.02, which terms, as set forth in Section 2.02, may be determined by the Company from time to time as to Securities of a Series if so provided in or established pursuant to the authority granted in a Board Resolution or by an indenture supplemental hereto, and except as may otherwise be provided in or pursuant to such Board Resolution and, if such Board Resolution authorizes a specific Officer or Officers to approve the terms of the Securities of a Series, a certificate of such Officer or Officers or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuance of additional Securities of such Series.

            Securities of different Series may differ in any respect; provided that all Series of Securities shall be equally and ratably entitled to the benefits of this Indenture.

            SECTION 2.02. Establishment of Terms and Form of Securities.

            (a) At or prior to the issuance of Securities of any Series, the following shall be established either by or pursuant to a Board Resolution or by an indenture supplemental hereto:

                  (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from the Securities of any other Series and from any other securities issued by the Company);

                  (2) any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.08, 2.09, 2.12, 3.06 or 9.05);

                  (3) the date or dates or manner of determining the same on which principal of the Securities of the Series is payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the Series from time to time);

                  (4) the rate or rates at which the Securities of the Series shall bear interest, if any, or (if other than as specified in Section 2.14(a)) the manner of calculating such rate or rates of interest, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable or the manner of determining the same and, with respect to Registered Securities, the record date for the interest payable on any interest payment date (which in any case, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the Series issued from time to time);

            (5) the place or places where the principal of and interest on Registered and Unregistered, if any, Securities of the Series shall be payable;

            (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

            (7) the obligation, if any, of the Company to redeem or purchase Securities of the Series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8) if in other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

            (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

            (10) whether Securities of the Series shall be issuable as Registered Securities or Unregistered Securities (with or without interest coupons), or both and whether, and the terms upon which, Unregistered Securities of a Series may be exchanged for Registered Securities of the same Series and vice versa;

            (11) any provisions for payment of additional amounts for taxes and any provision for redemption, in the event the Company must comply with the reporting requirements in respect of a Security or must pay additional amounts in respect of any Security;

            (12) whether the Securities of the Series shall be issued in whole or in part in the form of a global Security or Securities and, in such case, the Depositary and Global Exchange Agent, if any, for such global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Exchange Date;

            (13) if Securities of the Series are to be issuable initially in the form of a temporary global Security, the circumstances under which the temporary global Security may be exchanged for definitive Securities and whether the definitive Securities will be Registered Securities and/or Unregistered Securities and will be in certificated and/or global form and whether interest in respect of any portion of such global Security payable in respect of an interest payment date prior to the Exchange Date shall be paid to any clearing organization with respect to a portion of such global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the persons entitled to interest payable on such interest payment date if other than as provided in this Article;

            (14) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that Series; and

            (15) the form of the Securities (or forms thereof if Unregistered and Registered Securities shall be issuable in such Series, including such legends as may be required by United States laws or regulations and the form of any coupons or temporary global Security which may be issued).

            (b) At or prior to the issuance of Securities of a Series, the Company shall deliver to the Trustee (i) a copy of the Board Resolution establishing the terms (to the extent such terms have been so established) and form or forms of such Securities or (ii) if a Board Resolution authorizes a specific Officer or Officers to approve the terms and form or forms of the Securities, a certificate of such Officer or Officers approving the terms (to the extent that such terms have been established) and form or forms of the Securities, in both cases with the form or forms attached thereto.

            SECTION 2.03. Execution, Authentication and Delivery.

            (a) Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors or a Vice-Chairman of the Board of Directors or the President or a Vice- President, and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary. Signatures shall be manual or facsimile. The Company's seal shall be reproduced on the Securities and may, but need not, be attested. The coupons of Unregistered Securities shall bear the facsimile signature of the Treasurer or an Assistant Treasurer of the Company.

            (b) If an Officer, an Assistant Treasurer or an Assistant Secretary whose signature is on a Security or coupon no longer holds that office at the time the Security is authenticated, the Security or coupon shall be valid nevertheless.

            (c) A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Each Unregistered Security shall be dated the date of its original issuance and each Registered Security shall be dated the date of its authentication.

            (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that no Unregistered Security in definitive form shall be mailed or otherwise delivered to any location in the United States, and provided, further that an Unregistered Security in definitive form may be delivered only if the person entitled to receive such Unregistered Security shall have furnished a certificate substantially in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the date on which such Unregistered Security is delivered, unless a certificate substantially in the form set forth in

Exhibit A to this Indenture has previously been furnished pursuant to Section
2.08. Except as permitted by Section 2.09, the Trustee shall not authenticate and deliver any Unregistered Security unless all appurtenant coupons for interest then matured other than matured coupons in default have been detached and canceled. If all of the Securities of any one Series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such Series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including procedures with respect to establishing authorized denominations, date of issuance, interest rate or manner of calculation thereof, the date from which interest, if any, shall accrue, interest payment dates or the manner of determining the same, record dates, maturity date or manner of determining the same, redemption provisions and other terms authorized to be established pursuant to Section 2.02.

            In authenticating Securities of any Series, the Trustee shall be entitled to receive (with respect to each such Series) and shall be fully protected in relying upon (i) a Board Resolution or an executed supplemental indenture, as the case may be, and (ii) an Opinion of Counsel stating:

            (1) if the form or forms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.02, that such form or forms have been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities have been established by or pursuant to Board Resolution or supplemental indenture as permitted by
      Section 2.02, that such terms have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to the conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

            If the terms and form or forms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, the Trustee shall not be required to authenticate such Securities if the issue of such Securities with such terms and form or forms pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 2.02 and of the second preceding paragraph, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary, except as may otherwise be required by the TIA, to deliver the certificate of an Officer or Officers otherwise required pursuant to Section 2.02 or the Company Order and Opinion of Counsel otherwise required pursuant to such second preceding paragraph at or prior to the time of authentication of each Security of such Series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such Series to be issued.

            (e) The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution (or certificate of an Officer or Officers) or supplemental indenture pursuant to Section 2.02.

            (f) The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

            (g) Each Depositary designated pursuant to Section 2.02 for a global Registered Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

            SECTION 2.04. Registrar and Paying Agent.

            The Company shall maintain in the Borough of Manhattan, The City of New York, State of New York, an office or agency where Registered Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where (subject to Sections 2.05 and 2.08) Securities may be presented for payment or for exchange ("Paying Agent"). With respect to any Series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and shall maintain such Paying Agents for a period of two years after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Registrar shall keep a register with respect to each Series of Securities issued in whole or in part as Registered Securities and to their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for each Series of Securities and the Company may terminate the appointment of any co-Registrar or Paying Agent at any time upon written notice. The term "Registrar" includes any co-Registrar. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

            The Company initially appoints the Trustee as Registrar and Paying Agent.

            SECTION 2.05. Payment on Securities.

            (a) Subject to the following provisions, the Company will pay to the Trustee the amounts, in such coin or currency of the United States as is at the time legal tender for the payment of public or private debt, at the times and for the purposes set forth herein and in the text of the Securities for each Series, and the Company hereby authorizes and directs the Trustee from funds so paid to it to make or cause to be made payment of the principal of and interest, if any, on the Securities and coupons of each Series as set forth herein and in the text of such Securities and coupons. The Trustee will arrange directly with any Paying Agents for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of and interest, if any, on the Securities and coupons of each Series by check drawn upon a bank in The City of New York.

            (b) Interest, if any, on Registered Securities of a Series shall be paid on each interest payment date for such Securities to the Holder thereof at the close of business on the relevant record dates specified in the Securities. The Company may pay such interest by check mailed to such Holder's address as it appears on the register for Securities of such Series. Principal of Registered Securities shall be payable only against presentation and surrender thereof at the office of the Paying Agent in New York, New York, unless the Company shall have otherwise instructed the Trustee in writing.

            (c) To the extent provided in the Securities of a Series, (i) interest, if any, on Unregistered Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount (as defined in Section 1273 of the Code), if any, on Unregistered Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside of the United States, unless the Company shall have otherwise instructed the Trustee in writing. Principal of Unregistered Securities shall be paid only against presentation and surrender thereof as provided in the Securities of a Series. If at the time a payment of principal of or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States currency, then the Company may instruct the Trustee to make such payments at the office of a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Unregistered Security to be treated as a "registration-required obligation" under United States law and regulations.

            (d) Unless otherwise provided or contemplated by Section 2.02, every permanent global Unregistered Security will provide that interest, if any, payable on any interest payment date will be paid to each of Euro-clear and CEDEL, S.A. with respect to that portion of such permanent global Security held for its account by the Depositary. Each of Euro-clear and CEDEL, S.A. will in such circumstances credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

            SECTION 2.06. Paying Agent to Hold Money in Trust.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any or all Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on such Series of Securities, and that the Paying Agent will notify the

Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a subsidiary acts as Paying Agent, it shall segregate the money held by it for the payment of principal or interest on any Series of Securities and hold such money as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing the Paying Agent shall have no further liability for the money so paid.

            SECTION 2.07. Securityholder Lists; Ownership of Securities.

            (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each Series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of each such Series of Securities. If there are Unregistered Securities of any Series outstanding, even if the Trustee is the Registrar the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Unregistered Securities only.

            (b) Ownership of Registered Securities of a Series shall be proved by the register for such Series kept by the Registrar. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities or by a certificate or affidavit executed by the person holding such Unregistered Securities or by a depository with whom such Unregistered Securities were deposited, if the certificate or affidavit is satisfactory to the Trustee. The Company, the Trustee and any agent of the Company may treat the bearer of any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.

            (c) None of the Company, the Trustee, any Paying Agent or the Registrar shall owe any duty or obligation to any beneficial owner of any Security or have any responsibility or liability for any aspect of the records or notices relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            SECTION 2.08. Temporary Securities and Exchange of Securities.

            Pending the preparation of definitive Securities of any Series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, as Registered Securities or, if authorized, as Unregistered Securities, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities;

provided, however, that no temporary Unregistered Security shall be mailed or otherwise delivered to any location in the United States, and provided, further that a temporary Unregistered Security (other than a temporary Unregistered Security in global form) may be delivered only if the person entitled to receive such Unregistered Security shall have furnished a certificate substantially in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the date on which such Unregistered Security is delivered, unless a certificate substantially in the form set forth in Exhibit A to this Indenture has previously been furnished pursuant to the eighth paragraph of this Section. Any such temporary Securities may be in global form, representing such of the outstanding Securities of such Series as shall be specified therein.

            Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any Series are issued, the Company will cause definitive Securities of that Series to be prepared within a reasonable period of time. After the preparation of definitive Securities of such Series, the temporary Securities of such Series shall be exchangeable for definitive Securities of such Series having identical terms upon surrender of the temporary Securities of such Series at the Registrar or any Paying Agent for that Series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any Series, the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Security of such Series) the Trustee or the Global Exchange Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of that Series of authorized denominations and having identical terms; provided, however, unless otherwise specified pursuant to
Section 2.02, no definitive Unregistered Security shall be delivered in exchange for a temporary Registered Security. Until exchanged as herein above provided, the temporary Securities of any Series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of that Series having identical terms authenticated and delivered hereunder.

            Any temporary global Security and any permanent global Security shall, unless otherwise provided therein, be delivered to a Depositary designated pursuant to Section 2.02, for the benefit, in the case of a global Unregistered Security, of Euro-clear and CEDEL, S.A., and for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

            Within a reasonable period of time after the Restricted Period but in any event not later than the date specified in or determined pursuant to the terms of any such temporary global Security, the Securities represented by any temporary global Unregistered Security may be exchanged for definitive Securities (subject to the second succeeding paragraph) or Securities to be represented thereafter by one or more permanent global Securities (in definitive form), without interest coupons (the date of such exchange, the "Exchange Date"). On or after the Exchange Date, such temporary global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, or the agent appointed by the Company pursuant to Section 2.02 to effect the exchange of the temporary global Security for definitive Securities (the "Global Exchange Agent"), and following such surrender, the Trustee or the Global Exchange Agent (as authorized by the Trustee as an authenticating agent pursuant to Section 2.03) shall (1) endorse the temporary global Security to reflect the reduction of its principal amount by an equal aggregate principal amount of such Security, (2) endorse the applicable permanent global Security, if any, to reflect the initial amount, or an increase in the amount of Securities represented thereby, (3) manually authenticate such definitive Securities or such permanent global Security (in definitive form), as the case may be, (4) subject to Section 2.03(d), make available such definitive Securities to the Depositary therefor or, as the case may be, make available such permanent global Security (in definitive form) to the Depositary to be held outside the United States for the accounts of Euro-clear and CEDEL, S.A., for credit to the respective accounts at Euro-clear and CEDEL, S.A., designated by or on behalf of the beneficial owners of such Securities (or to such other accounts as they may direct) and (5) redeliver such temporary global Security to the Depositary, unless such temporary global Security shall have been canceled in accordance with Section 2.13; provided, however, that, unless otherwise specified in such temporary global Security or unless a certificate substantially in the form set forth in Exhibit B to this Indenture has previously been provided to the Trustee or the Global Exchange Agent by Euro-clear or CEDEL, S.A. pursuant to this Section, upon such presentation by the Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date, or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged for definitive Securities or one or more permanent global Securities (in definitive form), as the case may be, and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL, S.A., as to the portion of such temporary global Security held for its account then to be exchanged for definitive Securities or one or more permanent global Securities, as the case may be, each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of Euro-clear or CEDEL, S.A., as the case may be, shall be based on certificates of the account holders listed in the records of Euro-clear or CEDEL, S.A., as the case may be, as being entitled to all or any portion of the applicable temporary global Security. An account holder of Euro-clear or CEDEL, S.A., as the case may be, desiring to effect the exchange of interest in a temporary global Security for an interest in definitive Securities or one or more permanent global Securities (in definitive form) shall instruct Euro-clear or CEDEL, S.A., as the case may be, to request such exchange on its behalf and shall deliver to Euro-clear or CEDEL, S.A., as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 15 days prior to the Exchange Date. Until so exchanged, temporary global Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and permanent global Securities (in definitive form) of the same Series authenticated and delivered hereunder, except as to payment of interest, if any.

            The delivery to the Trustee or the Global Exchange Agent by Euro-clear or CEDEL, S.A., of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and the Trustee or the Global Exchange Agent as conclusive evidence that a corresponding certificate or certificates has or have been delivered to Euro-clear or to CEDEL, S.A., as the case may be, pursuant to the terms of this Indenture.

            On or prior to the Exchange Date, the Company shall deliver to the Trustee or the Global Exchange Agent definitive Securities in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. At any time, on or after the Exchange Date, upon 30 days' written notice to the Trustee or the Global Exchange Agent by Euro-clear or CEDEL, S.A., as the case may be, acting at the request of or on behalf of the beneficial owner, a Security represented by a temporary global Security or a permanent global Security, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or the Global Exchange Agent shall authenticate and deliver, in exchange for each portion of such temporary global Security or such permanent global Security, an equal aggregate principal amount of definitive Securities of the same Series having identical terms as the portion of such temporary global Security or such permanent global Security to be exchanged, which, unless the Securities of the Series are not issuable both as Unregistered Securities and as Registered Securities, as contemplated by Section 2.02, shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as the Depositary therefor shall instruct the Trustee or the Global Exchange Agent in writing; provided, however, that definitive Unregistered Securities shall be delivered in exchange for a portion of the temporary global Security only in compliance with the requirements of the second preceding paragraph. On or prior to the 30th day following receipt by the Trustee or the Global Exchange Agent of such notice with respect to a Security, or, if such day is a Legal Holiday, the next succeeding day that is not a Legal Holiday, the temporary global Security or the permanent global Security, as the case may be, shall be surrendered by the Depositary to the Trustee or the Global Exchange Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge following such surrender, upon the request of Euro-clear or CEDEL, S.A., as the case may be, and the Trustee or the Global Exchange Agent shall (1) endorse the applicable temporary global Security or the permanent global Security to reflect the reduction of its principal amount by the aggregate principal amount of such Security, (2) cause the terms of such Security to be entered on a definitive Security, (3) manually authenticate such definitive Security and (4) make available such definitive Security outside the United States to the Depositary therefor, for or on behalf of the beneficial owner thereof, in exchange for a portion of such temporary global Security or such permanent global Security, as the case may be.

            Unless otherwise specified in such temporary global Security or permanent global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security or permanent global Security, except that a person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euro- clear or CEDEL, S.A. Definitive Unregistered Securities to be delivered in exchange for any portion of a temporary global Security or a permanent global Security shall be delivered only outside the United States.

            Until exchanged in full as hereinabove provided, any temporary global Security or permanent global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same Series having identical terms, except that, unless otherwise specified as contemplated by Section 2.02, interest payable on such temporary global Security on an interest payment date for Securities of such Series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL, S.A. on such interest payment date only upon delivery by Euro-clear and CEDEL, S.A. to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B to this Indenture; provided, however, interest shall be payable only on that portion of the principal amount of the Securities for which Euro-clear or CEDEL, S.A. has received certification in the form set forth in Exhibit

A to this Indenture and as to interest on that portion of the principal amount of the Securities for which proper certification has not been received by Euro-clear or CEDEL, S.A., the Trustee shall hold such interest until such time as Euro-clear or CEDEL, S.A. receives such proper certification.

            Any definitive Unregistered Security authenticated and delivered by the Trustee in exchange for a portion of a temporary global Security or a permanent global Security shall not bear a coupon for any interest which shall theretofore have been duly paid by the Trustee to CEDEL, S.A. or Euro-clear or by the Company to the Trustee in accordance with the provisions of this Section 2.08.

            SECTION 2.09. Replacement Securities.

            (a) If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Registered Security, if such surrendered security was a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security, of the same Series having identical terms, if the Trustee's requirements are met.

            (b) If the Holder of a Security claims that the Security or any coupon appertaining thereto has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the lost, destroyed or wrongfully taken Unregistered Security or the Unregistered Security to which such lost, destroyed or wrongfully taken coupon appertains, if such Holder's claim pertains to an Unregistered Security, of the same Series having identical terms, if the Trustee's requirements are met; provided, however, that the Trustee or the Company may require any such Holder to provide to the Trustee and the Company security or indemnity sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge the party requesting a replacement Security for its expenses in replacing a Security.

            (c) Every replacement Security is an additional obligation of the Company.

            SECTION 2.10. Outstanding Securities.

            (a) Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

            (b) If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

            (c) If the Paying Agent holds on a redemption date or maturity date money sufficient to pay all amounts due on Securities of any Series on that date, then on and after that date all Securities of such Series cease to be outstanding and interest on them ceases to accrue.

            (d) A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

            (e) In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02.

            SECTION 2.11. Treasury Securities.

            In determining whether the Holders of the requisite principal amount of Securities of any Series have concurred in any direction, waiver or consent, Securities of such Series owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such Series which any Responsible Officer of the Trustee knows are so owned shall be so disregarded.

            SECTION 2.12. Registration, Registration of Transfer and Exchange.

            (a) Where Registered Securities of a Series are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Registered Securities of the same Series of other authorized denominations having identical terms, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met and as set forth below.

            (b) Except as set forth below, at the option of the Holder, Registered Securities of any Series may be exchanged for other Registered Securities of that Series, of any authorized denominations and in a like aggregate principal amount having identical terms, upon surrender of the Securities to be exchanged at the Registrar or any Paying Agent for that Series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Except as otherwise specified pursuant to Section 2.02, Registered Securities may not be exchanged for Unregistered Securities.

            Notwithstanding any other provision of this Section or Section 2.08, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a global Security representing all or a portion of the Registered Securities of a Series may not be transferred except as a whole by the Depositary for such Series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor Depositary.

            At the option of the Holder, Unregistered Securities of any Series may be exchanged for Registered Securities of that Series of any authorized denominations and of a like aggregate principal amount having identical terms, upon surrender of the Unregistered Securities to be exchanged at the Registrar or any Paying Agent for that Series, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of an Unregistered Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case an Unregistered Security of any Series is surrendered at the Registrar or any Paying Agent in exchange for a Registered Security of the same Series and having identical terms after the close of business on (i) any regular record date and before the opening of business on the relevant interest payment date, or (ii) any special record date and before the opening of business on the related proposed date for payment of interest then in default, such Unregistered Security shall be surrendered without the coupon relating to such interest payment date or proposed date for payment, as the case may be (or, if such coupon is so surrendered with such Unregistered Security, such coupon shall be returned to the person so surrendering the Unregistered Security), and interest or interest then in default, as the case may be, will not be payable on such interest payment date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the holder of such coupon when due in accordance with the provisions of this Indenture.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            If at any time the Depositary for Registered Securities of a Series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such Series or if at any time the Depositary for the Securities for such Series shall no longer be eligible under Section 2.03, the Company shall appoint a successor Depositary with respect to the Securities for such Series. If a successor Depositary for the Securities of such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 2.02(a)(12) shall no longer be effective with respect to the Securities for such Series and the Company will issue, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver Securities having identical terms in definitive form in exchange for an aggregate principal amount equal to the principal amount of the global Security or Securities representing such Securities.

            The Company may at any time and in its sole discretion determine that the Registered Securities of any Series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event, the Company will issue, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such Series, will authenticate and deliver, Registered Securities of such Series in definitive form and in an aggregate principal amount equal to the principal amount in exchange for the global Security or Securities representing such Registered Securities.

            If specified by the Company pursuant to Section 2.02 with respect to Registered Securities of a Series, the Depositary for such Series may surrender a global Security for such Series in exchange in whole or in part for Securities of such Series having identical terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,
(i) to each person specified in writing by such Depositary a new Security or Securities of the same Series having identical terms and of any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the global Security; and (ii) to such Depositary a new global Security having identical terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered to Holders thereof.

            Upon the exchange of a global Security for Securities in definitive form, such global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            (c) The Company will not make any charge for any registration of transfer or exchange but may require the payment by the party requesting such registration of transfer or exchange of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            (d) Neither the Company nor the Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any Series for the period of 15 days immediately preceding the selection of any such Securities to be redeemed, or (ii) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

            (e) Unregistered Securities or any coupons appertaining thereto shall be transferable by delivery.

            SECTION 2.13. Cancellation.

            The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Registered Securities surrendered to them, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities and coupons surrendered to it for registration of transfer, or for exchange, payment or cancellation and, subject to the provisions of this Section, may dispose of canceled Securities and coupons as the Company directs. The Registrar and Paying Agent shall cancel all Unregistered Securities and coupons surrendered to it for registration of transfer, or for exchange or payment. The Registrar and Paying Agent shall forward such canceled Unregistered Securities and coupons to the Trustee and, in the case of an exchange, deliver a certificate to the Trustee specifying the name, address, taxpayer identification number, if any, of the Holder or Holders of the Registered Security or Registered Securities to be issued in exchange for such canceled Security or Securities, the principal amount(s) and authorized denominations of the Security or Securities to be issued in exchange for such canceled Security or Securities and any other information reasonably required by the Trustee and in the case of a payment, deliver a certificate stating that payment was made in the full amount and any other information reasonably required by the Trustee. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. Notwithstanding any other provision of this Indenture to the contrary, in the case of a Series all the Securities of which are not to be originally issued at one time, a Security of such Series shall not be deemed to have been outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to the Trustee shall be promptly canceled by it. In the case of any temporary global Security, which may be destroyed if the entire aggregate principal amount of the Securities represented thereby has been exchanged, any certificate of destruction shall state that all certificates required pursuant to Section 2.08 hereof and substantially in the form of Exhibit B hereto, to be given by Euro-clear or CEDEL, S.A., have been duly presented to the Trustee by Euro-clear or CEDEL, S.A., as the case may be. Permanent global Securities shall not be destroyed until exchanged in full for definitive Securities or until payment thereon is made in full.

            SECTION 2.14. Calculation of Interest; Defaulted Interest.

            (a) Unless otherwise provided in the Securities of any Series or any supplemental indenture with respect thereto entered into in accordance with the terms of this Indenture, the amount of interest payable with respect to such Securities on any interest payment date shall be computed on the basis of the actual number of days elapsed over a 360-day year consisting of twelve 30-day months.

            (b) If the Company defaults on a payment of interest on a Series of Securities, it shall pay the defaulted interest as provided in such Securities or in any lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and acceptable to the Trustee.


                                    ARTICLE 3

                                   REDEMPTION

            SECTION 3.01. Notice to Trustee.

            The Company may, with respect to any Series of Securities or any Security of a Series, reserve the right to redeem and pay the Series of Securities or any part thereof, or may covenant to redeem and pay the Series of Securities or any part thereof, before maturity at such time and on such terms as provided for in such Securities or Security. If a Series of Securities or any part thereof is redeemable and the Company wants or is obligated to redeem all or part of the Series of Securities pursuant to the terms of such Securities or Security, it shall notify the Trustee of the redemption date and the principal amount of the Series of Securities or any part thereof to be redeemed. The Company shall give such notice at least 45 days before the redemption date (or such shorter notice as may be acceptable to the Trustee).

            SECTION 3.02. Selection of Securities to be Redeemed.

            If less than all the Securities of a Series (or, where the redemption provisions of any Series of Securities are not identical as to each Security within the Series, if less than all of the Securities of a Series with identical redemption provisions) are to be redeemed, the Trustee, not more than 60 days prior to the redemption date, shall select the Securities to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of a Series (or, if the redemption provisions of all of the Securities of the Series are not identical, from Securities of a Series with identical redemption provisions) that are outstanding and that have not been called previously for redemption. Securities of the Series and portions of them selected by the Trustee shall be in principal amounts of $1,000 or integral multiples of $1,000 or, with respect to Securities of any Series issuable in other denominations pursuant to Section 2.02(a)(8), in amounts equal to the minimum principal denomination for each such Series and integral multiples thereof. Provisions of this Indenture that apply to Securities of a Series called for redemption also apply to portions of Securities of that Series called for redemption. The Trustee promptly shall notify the Company in writing of the Securities selected hereunder for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            SECTION 3.03. Notice of Redemption.

            (a) At least 30 days but not more than 90 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities that are to be redeemed.

            (b) If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in each of The City of New York, London and, if such Securities to be redeemed are listed on the Luxembourg Stock Exchange, Luxembourg once in each of four successive calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

            (c) All notices shall identify the Series of Securities or part thereof to be redeemed and shall state:

                  (1)   the redemption date;

                  (2)   the redemption price;

                  (3) if less than all the outstanding Securities of a Series (or, in the case of a Series of Securities in which the redemption provisions are not identical as to each Security within the Series, less than all of the Securities of a Series with identical redemption provisions) are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4)   the name and address of the Paying Agent;

                  (5) that Securities called for redemption and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the redemption price; and

                  (6) that interest on Securities called for redemption ceases to accrue on or after the redemption date.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

            SECTION 3.04. Effect of Notice of Redemption.

            Once notice of redemption is mailed or published, Securities of a Series called for redemption become due and payable on the redemption date. Upon surrender to the Paying Agent of such Securities together with all unmatured coupons, if any, appertaining thereto, such

Securities shall be paid at the redemption price plus accrued interest to the redemption date, but installments of interest due on or prior to the redemption date will be payable, in the case of Unregistered Securities, to the bearers of the coupons for such interest upon surrender thereof, and, in the case of Registered Securities, to the Holders of such Securities of record at the close of business on the relevant record dates.

            SECTION 3.05. Deposit of Redemption Price.

            On or before the redemption date, the Company shall deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) interest accrued to the redemption date on all Securities to be redeemed on that date.

            SECTION 3.06. Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder of that Security a new Security or Securities of the same Series, the same form and the same maturity in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered.


                                    ARTICLE 4

                                    COVENANTS

            SECTION 4.01. Payment of Securities.

            The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided herein and in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

            The Company shall pay interest on overdue principal of a Security of any Series at the rate of interest (or Yield to Maturity in the case of Original Issue Discount Securities) borne by the Securities of that Series; to the extent lawful, it shall pay interest on overdue installments of interest at the same rate.

            SECTION 4.02. No Additional Bonds Under Refunding Mortgage.

            (a) As long as any Securities remain outstanding, the Company will not issue any additional bonds under the Refunding Mortgage except bonds issued, as provided in the Refunding Mortgage, in respect of bonds surrendered for registration of transfer, or for exchange, or for substitution for mutilated, destroyed, lost or stolen bonds.

            (b) Nothing in this Indenture prevents the Company from subjecting any property or assets to the lien of the Refunding Mortgage, or from taking any action that it deems necessary to comply with the Refunding Mortgage.

            SECTION 4.03. Earnings Coverage for Interest Charges.

            As long as any Securities remain outstanding, the Company will not issue additional funded debt securities ranking equally with or prior to the Securities unless, on the date of the proposed issuance of the new funded debt securities, the earnings of the Company available for payment of interest charges during the period of any 12 consecutive calendar months out of the preceding 15 such months was at least 1.75 times the annualized interest for that 12-month period on the total of the funded debt securities outstanding during such period plus the funded debt securities proposed to be issued. "Earnings of the Company available for payment of interest charges" means income before extraordinary items plus all (1) taxes in respect of income, (2) interest charges on funded debt securities and (3) interest charges on other indebtedness retired or to be retired by or in anticipation of funded debt securities issued during the period or in respect of which the computation is made. Interest charged to construction is to be includable in income. There shall not be included in annualized interest charges the interest on bonds issued under the Refunding Mortgage or on any other funded debt securities held in any sinking fund or on any funded debt securities retired or to be retired by or in anticipation of funded debt securities issued during the period or in respect of which the computation is made. "Funded debt securities" means securities evidencing indebtedness of the Company for borrowed money maturing by its terms more than one year after the date of the issuance of the new funded debt securities. Any computation under this Section 4.03 may, at the Company's option, be based on consolidated figures of the Company and its consolidated subsidiaries.

            SECTION 4.04. Lien on Assets.

            If at any time the Company mortgages, pledges or otherwise subjects to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as provided in Section 4.02(b) or as hereinafter provided in this Section 4.04, the Company will secure the outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, for as long as any such indebtedness or obligation is so secured. The foregoing covenant does not apply to the creation, extension, renewal or refunding of purchase-money mortgages or liens, or to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workmen's compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before it. Nothing contained in this Indenture prevents an Affiliate from mortgaging, pledging or subjecting to any lien any property or assets, whether or not acquired by such Affiliate from the Company.

            SECTION 4.05. Reports by the Company.

      The Company covenants:

            (a) to file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

            (c) to transmit by mail to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.05 as may be required by rules and regulations prescribed from time to time by the SEC; and

            (d) to deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate (which need not comply with Section 10.05), signed by an Officer of the Company, stating whether or not such Officer has knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement, or condition contained in this Indenture, and, if so, specifying each such default of which such Officer has knowledge, the nature thereof, and what action, if any, has been taken and is proposed to be taken to cure such default.

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

            SECTION 5.01. When Company May Merge, etc.

            The Company may consolidate with, or merge into, or be merged into, or transfer or lease its properties and assets substantially as an entirety to, any person provided the person is a corporation, the person assumes by supplemental indenture all the obligations of the Company under the Securities and any coupons appertaining thereto and under this Indenture and, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Thereafter all such obligations of the Company shall terminate.


                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

            SECTION 6.01. Events of Default.

            An "Event of Default" occurs with respect to the Securities of any Series if:

            (1) the Company defaults in the payment of interest on any Security of that Series when the same becomes due and payable and the Default continues for a period of 90 days;

            (2) the Company defaults in the payment of the principal or premium, if any, of any Security of that Series when the same becomes due and payable at maturity, upon redemption or otherwise;

            (3) the Company fails to comply with any of its other agreements in the Securities of that Series, in this Indenture or in any supplemental indenture under which the Securities of that Series may have been issued and the Default continues for the period and after the notice specified below;

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                  (A)   commences a voluntary case,


                  (B)   consents to the entry of an order for relief against it

            in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or


                  (D) makes a general assignment for the benefit of its creditors; or

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case,

                  (B) appoints a Custodian of the Company or for all or substantially all of its property, or

                  (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of all the outstanding Securities of that Series notify the Company (and the Trustee in the case of notification by such Holders) of the Default and the Company does not cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default".

            SECTION 6.02. Acceleration.

            If an Event of Default occurs with respect to the Securities of any Series and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Securities of that Series, by notice to the Company and to the Trustee, may declare the principal (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all the Securities of that Series to be due and payable. Upon such declaration, such principal (or, in the case of Original Issue Discount Securities, such specified amount) shall be due and payable immediately. The Holders of a majority in principal amount of all of the Securities of that Series, by notice to the Trustee, may rescind such a declaration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

            SECTION 6.03. Other Remedies Available to Trustee.

            (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities of the Series that is in default or to enforce the performance of any provision of the Securities of that Series or this Indenture.

            (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of

Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

            SECTION 6.04. Waiver of Existing Defaults.

            The Holders of a majority in principal amount of any Series of Securities by notice to the Trustee may waive an existing Default with respect to that Series and its consequences except a Default in the payment of the principal of or interest on any Security.

            SECTION 6.05. Control by Majority.

            The Holders of a majority in principal amount of the Securities of each Series affected (with each such Series voting as a class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of the Securityholders of all Series so affected, or that would involve the Trustee in personal liability.

            SECTION 6.06. Limitation on Suits by Securityholders.

            A Securityholder may pursue a remedy with respect to this Indenture or the Securities of any Series only if:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the Securities of that Series make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) during such 60 day period, the Holders of a majority in principal amount of the Securities of that Series do not give the Trustee a direction inconsistent with the request.

            A Securityholder of any Series may not use this Indenture to prejudice the rights of another Securityholder of that Series or any other Series or to obtain a preference or priority over another Securityholder of that Series or any other Series.

            SECTION 6.07. Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

            SECTION 6.08. Collection Suits by Trustee.

            If an Event of Default specified in Section 6.01(1) or (2) occurs and continues for the period specified therein, if any, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of such principal and interest then in default.

            SECTION 6.09. Trustee May File Proofs of Claim.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relating to the Company, its creditors or its property.

            SECTION 6.10. Priorities.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            FIRST: to the Trustee for amounts due under Section 7.07;

           SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

            THIRD: to the Company.

            The Trustee may fix a record date (with respect to Registered Securities) and payment date for any such payment to Holders of Securities.

            SECTION 6.11. Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the Securities of any Series.


                                    ARTICLE 7

                                     TRUSTEE

            SECTION 7.01. Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers under this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b)   Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in the Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to Paragraphs (a), (b) and (c) of this Section.

            (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            SECTION 7.02. Rights of Trustee.

            (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may consult with counsel or require an Officers' Certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written advice of counsel acceptable to the Company (unless an Event of Default shall have occurred in which case such counsel need not be acceptable to the Company) and the Trustee, a certificate of an Officer or Officers delivered pursuant to Section 2.02(b) or an Officers' Certificate.

            (c) The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            SECTION 7.03. Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

            SECTION 7.04. Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. It shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

            SECTION 7.05. Notice of Defaults.

            If a Default occurs and is continuing with respect to the Securities of any Series and if it is known to any Responsible Officer of the Trustee, the Trustee shall mail to each Holder of a Security of that Series entitled to receive reports pursuant to Section 4.05(c) (and, if Unregistered Securities of that Series are outstanding, shall cause to be published at least once in an Authorized Newspaper in each of The City of New York, London and, if Securities of that

            Series are listed on The Luxembourg Stock Exchange, Luxembourg) notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on the Securities of any Series, the Trustee may withhold the notice if and so long as its Corporate Trust Committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Securityholders of that Series.

            SECTION 7.06. Reports by Trustee to Holders.

            (a) Within 60 days after June 1st of each year, the Trustee shall mail to each Securityholder of that Series entitled to receive reports pursuant to Section 4.05(c) a brief report dated as of such date that complies with TIA ss.ss. 313(a). The Trustee also shall comply with TIA ss.ss. 313(b) and 313(c).

            (b) At the time that it mails such a report to Securityholders of any Series, the Trustee shall file a copy of that report with the SEC and with each stock exchange on which the Securities of that Series are listed. The Company shall provide written notice to the Trustee when the Securities of any Series are listed on any stock exchange.

            SECTION 7.07. Compensation and Indemnity.

            (a) The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

            (b) The Company shall indemnify the Trustee against any loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

            (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

            (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of a Series.

            (e) If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

            SECTION 7.08. Replacement of Trustee.

            (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            (b) The Trustee may resign with respect to the Securities of any Series by so notifying the Company. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee and the Company and may appoint a successor Trustee for such Series with the Company's consent. The Company may remove the Trustee with respect to Securities of any Series if:

            (1)   the Trustee fails to comply with TIAss.310(b) pursuant to
      Section 7.10;

            (2)   the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or public officer takes charge of the Trustee or its property; or

            (4)   the Trustee becomes incapable of acting.

            (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of any Series, the Company shall promptly appoint a successor Trustee for such Series.

            (d) If a successor Trustee with respect to the Securities of any Series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (e) If the Trustee with respect to the Securities of any Series fails to comply with Section 7.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

            (f) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee for any Series of Securities shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to all Series of Securities for which the successor Trustee is to be acting as Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee with respect to such Series of Securities to the successor Trustee subject to the lien provided for in Section 7.07. The Company shall give notice of each appointment of a successor Trustee for any Series of Securities by publishing notice of such event once in an Authorized Newspaper in each of The City of New York, London, and, if Securities of that Series are listed on The Luxembourg Stock Exchange, Luxembourg, and by mailing written notice of such event by first-class mail to the Holders of Securities of such Series entitled to receive reports pursuant to Section 4.05(c).

            (g)   All provisions of this Section 7.08 except subparagraphs
(b)(1) and (e) and the words "subject to the lien provided for in Section 7.07" in subparagraph (f) shall apply also to any Paying Agent located outside the U.S. and its possessions and required by Section 2.04.

            (h) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver a supplemental indenture wherein such successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

            (i) No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.

            SECTION 7.09. Successor Trustee, Agents by Merger, etc.

            If the Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Trustee or Agent, as the case may be.

            SECTION 7.10. Eligibility; Disqualification.

            This Indenture shall always have a Trustee with respect to each Series of Securities who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee is subject to TIA ss. 310(b), except that there shall be excluded from the operation of TIA ss.ss. 310(b)(1) all indentures of the Company now or hereafter existing which may be excluded under the proviso of TIA ss. 310(b)(1), including (i) the indenture between the Company and The Chase Manhattan Bank, N.A., dated June 15, 1976 pursuant to which the Company's Forty Year 8 5/8% Debentures, due June 15, 2016 were issued, and (ii) the indenture between the Company and The Chase Manhattan Bank, N.A., dated October 15, 1976 pursuant to which the Company's Thiry-Nine Year 8 1/4% Debentures, due October 15, 2015 were issued.

            SECTION 7.11. Preferential Collection of Claims Against Company.

            The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

            SECTION 7.12. Rights of Trustee in Capacity of Registrar or Paying Agent.

            In the event that the Trustee is also acting in the capacity of Paying Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to the Trustee in such capacity.


                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

            SECTION 8.01. Termination of Company's Obligations.

            (a) The Company reserves the right to terminate all of its obligations under the Securities and this Indenture with respect to the Securities of any Series or any installment of principal of or interest on that Series if the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay, when due, principal, premium, if any, and interest on the Securities of that Series to maturity or redemption or such installment of principal or interest, as the case may be. and if all other conditions set forth in the Securities of that Series are met. The Company shall designate the installment or installments of principal or interest to be so satisfied.

            (b) However, the Company's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 7.07, 7.08, 8.03 and 8.04 shall survive until the
Securities are no longer outstanding. Thereafter the Company's obligations in Sections 7.07, 8.03 and 8.04 shall survive.

            (c) Before or after a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

            (d) After a deposit by the Company in accordance with this Section in respect of the Securities of a Series, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of the Series in respect of which the deposit has been made and this Indenture with respect to the Securities of that Series except for those surviving obligations specified above.

            (e) In order to have money available on a payment date to pay principal or interest on the Securities of any Series, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

            (f)   "U.S. Government Obligations" means:

            (1) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged; or

            (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

            SECTION 8.02. Application of Trust Money.

            The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities of each Series in respect of which the deposit shall have been made.

            SECTION 8.03. Repayment to Company.

            (a) The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

            (b) The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for three years. After that, Securityholders entitled to the money must look to the Company for payment as general creditors unless an abandoned property law designates another person.

            SECTION 8.04. Indemnity for Government Obligations.

            The Company shall pay and shall indemnify the Trustee and each Securityholder of each Series in respect of which the deposit shall have been made against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such obligations.


                                    ARTICLE 9

                             AMENDMENTS AND WAIVERS

            SECTION 9.01. Without Consent of Holders.

            The Company and the Trustee may enter into one or more supplemental indentures without consent of any Securityholder for any of the following purposes:

            (1) to cure any ambiguity, defect or inconsistency herein or in the Securities of any Series;

            (2)   to comply with Article 5;

            (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

            (4) to make any change that does not adversely affect the rights of any Securityholder; or

            (5) to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as provided in Section 2.02, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any Series of Securities, or to add to the rights of the Holders of any Series of Securities.

            SECTION 9.02. With Consent of Holders.

            (a) With the written consent of the Holders of a majority in principal amount of the outstanding Securities of each Series affected by such supplemental indenture (with each Series voting as a class), the Company and the Trustee may enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of this Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by Section 9.01, the rights of the Securityholders of each such Series. The Holders of a majority in principal amount of the outstanding Securities of each Series affected by such waiver (with each Series voting as a class), by notice to the Trustee, may waive compliance by the Company with any provision of this Indenture, any supplemental indenture or the Securities of any such Series except a Default in the payment of the principal of or interest on any Security. However, without the consent of each Securityholder affected, an amendment or waiver may not:

            (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

            (2) change the rate of or change the time for payment of interest on any Security;

            (3) change the principal of or change the fixed maturity of any Security;

            (4) waive a Default in the payment of the principal of or interest on any Security;

            (5) make any Security payable in money other than that stated in the Security; or

            (6) make any change in Section 6.04, 6.07 or 9.02(a) (third sentence).

            (b) It is not necessary under this Section 9.02 for the Securityholders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

            (c) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as are entitled to receive reports pursuant to Section 4.05(c). Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 9.03. Compliance with Trust Indenture Act.

            Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

            SECTION 9.04. Revocation and Effect of Consents.

            Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder of each Series affected by such amendment or waiver.

            SECTION 9.05. Notation on or Exchange of Securities.

            The Trustee may place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company in exchange for Securities of that Series may issue and the Trustee shall authenticate new Securities of that Series that reflect the amendment or waiver.

            SECTION 9.06. Trustee Protected.

            The Trustee need not sign any supplemental indenture that will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                                   ARTICLE 10

                                  MISCELLANEOUS

            SECTION 10.01. Trust Indenture Act Controls.

            If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by any of TIA ss.ss. 310 through 317, inclusive, through the operation of ss. 318(c) thereof, such imposed duties shall control.

            SECTION 10.02. Notices.

            (a) Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail:

                  if to the Company to:

                     New York Telephone Company
                     1095 Avenue of the Americas
                     New York, New York 10036
                     Attention: Treasurer

                  if to the Trustee to:

                     The Chase Manhattan Bank
                     270 Park Avenue
                     New York, New York 10017
                     Attention: Global Trust Services

            (b) The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            (c) Any notice or communication to Holders of Securities entitled to receive reports pursuant to Section 4.05(c) shall be mailed by first-class mail to the addresses for Holders of Registered Securities shown on the register kept by the Registrar and to addresses filed with the Trustee for other Holders. Failure to so mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders of Securities of that or any other Series entitled to receive notice.

            (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

            (e) If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and to each Agent at the same time.

            (f) If it shall be impractical in the opinion of the Trustee or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

            SECTION 10.03. Communication by Holders with Other Holders.

            Securityholders of any Series may communicate pursuant to TIA ss. 312(b) with other Securityholders of that Series or of all Series with respect to their rights under this Indenture or under the Securities of that Series or of all Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

            SECTION 10.04. Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            SECTION 10.05. Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            SECTION 10.06. Rules by Trustee and Agents.

            The Trustee may make reasonable rules for action by, or a meeting of, Securityholders of one or more Series. The Paying Agent or Registrar may make reasonable rules and set reasonable requirements for its functions.

            SECTION 10.07. Legal Holidays.

            A "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

            SECTION 10.08. Governing Law.

            The laws of the State of New York shall govern this Indenture, the Securities and any coupons appertaining thereto.

            SECTION 10.09. No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. No such indenture, loan or debt agreement may be used to interpret this Indenture.

            SECTION 10.10. No Recourse Against Others.

            No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

            SECTION 10.11. Execution in Counterparts.

            This Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one instrument.

                                        NEW YORK TELEPHONE COMPANY


                                        By: /s/ Ellen C Wolf
                                           --------------------
                                            Title: Treasurer

(SEAL)

Attest: /s/ Darlene D. Kleiner
------------------------------
Title: Assistant Secretary


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Gemmel Richards
                                           --------------------
                                            Title: Trust Officer

(SEAL)

Attest: /s/ Patricia Marshall
------------------------------
Title: Assistant Secretary

                                    EXHIBIT A

                                   CERTIFICATE

                    FORM OF CERTIFICATE TO BE GIVEN BY PERSON
                    ENTITLED TO RECEIVE UNREGISTERED SECURITY

                   [Insert Title or Sufficient Description of
                           Securities to be Delivered]

                               (the "Securities")

            This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to the United States federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons as described in Section 7701(a)(30) of the Code (as defined below) have the authority to control all of the substantial decisions of such trust ("United States persons"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in the U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder(the "Code")), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            This certification excepts and does not relate to $______________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date: _____________, 19__(1)

By:
   -------------------------------------------------
   As, or as agent for, the beneficial owner(s) of
   the Securities to which this certificate relates.

----------
(1) Not earlier than 15 days prior to the Exchange Date or Interest Payment Date to which the certification relates.

                                    EXHIBIT B

                                   CERTIFICATE

                         FORM OF CERTIFICATE TO BE GIVEN
                             BY EURO-CLEAR OR CEDEL

                     [Insert title or sufficient description
                         of Securities to be delivered]

                               (the "Securities")

            This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the above-captioned Securities as of the date hereof, _______________________ principal amount of these Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons as described in Section 7701(a)(30) of the Code (as defined below) have the authority to control all of the substantial decisions of such trust ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code")), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any such portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

            As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date: _____________, 19__(2)




                          By: _________________________

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(2)  Not earlier than the relevant Exchange Date or Interest Payment Date to which the certification relates.